                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): OCTOBER 26, 2004
                                                  ------------------------------

                         RTI INTERNATIONAL METALS, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                      OHIO
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       001-14437                                         52-2115953
--------------------------------------------------------------------------------
(Commission File Number)                      (IRS Employer Identification No.)

        1000 WARREN AVENUE
            NILES, OHIO                                           44446
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)

                                 (330) 544-7700
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 26, 2004, RTI International Metals, Inc. (the "Company"), held a teleconference to discuss its previously announced financial results for the quarter ended September 30, 2004. A transcript from this teleconference is attached to this report as Exhibit 99.1 and incorporated herein by reference.



ITEM 7.01. REGULATION FD DISCLOSURE.

         The information set forth under Item 2.02 of the report is incorporated herein by reference.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibit is being furnished pursuant to Item 601 of Regulation S-K and General Instruction B.2 to the Form:

Exhibit No.             Description
-----------             -----------
99.1                    Transcript of the Company's teleconference held
                        October 26, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   RTI International Metals, Inc.


Date: November 1, 2004             By: /s/ Lawrence W. Jacobs
                                      ------------------------------------------
                                      Lawrence W. Jacobs,
                                      Vice President and Chief Financial Officer